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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference of the firm under the caption "Experts" and to the use of our report dated August 2, 1996 (except for Note 15 as to which the date is September 27, 1996), in the Registration Statement (Amendment No. 2 to Form S-1 No. 333-13505) and related Prospectus of Masada Security Holdings, Inc. for the registration of 2,760,000 shares of its common stock.


                                               /s/  ERNST & YOUNG LLP
                                          --------------------------------------

Birmingham, Alabama

November 7, 1996